Enduro Royalty Trust Investor Update April 2012 Exhibit 99.1

Forward-Looking Statements

This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this presentation, including without limitation all statements regarding the financial position, business strategy, production and reserve growth, and other plans and objectives for the future operations of the Trust and Enduro are forward-looking statements. Such statements may be influenced by factors that could cause actual outcomes and results to differ materially from those projected. No assurance can be given that such expectations will prove to have been correct. The following important factors could affect the future results of the energy industry in general, and Enduro and the Trust in particular, and could cause actual results to differ materially from those expressed in such forward-looking statements:
•
risks associated with the drilling and operation of oil and natural gas wells;
•
the amount of future direct operating expenses and development expenses;
•
the effect of existing and future laws and regulatory actions;
•
the effect of changes in commodity prices or alternative fuel prices;
•
the impact of hedge contracts;
•
conditions in the capital markets;
•
competition from others in the energy industry;
•
uncertainty of estimates of oil and natural gas reserves and production;
•
uncertainty of unrisked reserves and nonproven reserve potential; and
•
cost inflation.
You should not place undue reliance on these forward-looking statements. All forward-looking statements speak only as of the date of this presentation.  More information about factors that potentially could affect the Trust’s financial results is included in the Trust’s filings with the Securities and Exchange Commission, including its most recent
Annual Report on Form 10-K and any subsequent filings.

•
Since the IPO Enduro has….
–
Beaten production estimates
–
Distributed more than expected
•
Enduro is poised to maintain delivering good
results…
–
112 drilling locations in North Louisiana
–
Large Permian fields with waterflood, drilling and
CO2 potential
NDRO has outperformed expectations

2,900
2,800
2,700
2,600
2,500
2,400
2,300
2,200
2,480
2,700
2,493
2,678
2,500
2,667
2,505
2,681
2,478
2,756
2,478
2,841
2,450
2,644
June-11
July-11
August-11
September-11
October-11
November-11
December-11
S-1 Projection
Actuals

Enduro’s oil production has exceeded forecast by 9% 4 Bbls/D

35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
21,779
21,691
21,034
26,099
24,535
22,888
23,116
26,948
26,845
31,460
26,822
28,118
26,986
25,551
June-11
July-11
August-11
September-11
October-11
November-11
December-11
S-1 Projection
Actuals

Enduro’s gas production has exceeded forecast by 7% 5 Mcf/D

ENDURO
ROYALTY TRUST

9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
6,110
6,315
5,999
7,028
6,589
6,482
6,358
7,172
6,952
7,999
6,948
7,527
6,948
6,903
June-11
July-11
August-11
September-11
October-11
November-11
December-11
S-1 Projection
Actuals

Enduro’s Production is Strong 6 BOE/D

$0.350
$0.300
$0.250
$0.200
$0.150
$0.100
$0.050
$-
November
December
January
February
March
Projection
Actual

•
Enduro Royalty Trust’s estimated
distributions per unit for the twelve month
period ending October 31, 2012 were
$1.62, or approximately $0.135 per month.
•
Actual distributions have outperformed,
averaging over $0.145 per month.
Higher Production has led to a 10% Distribution Beat!
Month
Declaration
Date Record Date Payable Date
Distribution
per Unit
Estimated
Average
Distribution
2011
November 11/18/2011 11/30/2011 12/14/2011 $      0.314703 $        0.270
December 12/19/2011 12/30/2011 1/17/2012 $      0.148113 $        0.135
2012
January 1/20/2012 1/31/2012 2/14/2012 $      0.140337 $        0.135
February 2/17/2012 2/29/2012 3/14/2012 $      0.142435 $        0.135
March 3/20/2012 3/30/2012 4/13/2012 $      0.155529 $        0.135
Cumulative Distribution $      0.901117 $  0.810000

COMPARATIVE RETURNS
Page 1/ 9
Range 11/ 2/11 - 4/11/12 Period D Daily 161 Day Period
Securities Crncy Prc Appr Total Ret Difference Annual Eq
1 .RTI Index -14.75 % -12.56 % -12.38 % -26.23 %
2 NDRO US Equity USD -4.55 % -.18 % -.40 %
3
(* = No dividends or coupons)
Royalty Trust Index
ENDURO ROYALTY T
5
0
-5
-10
-15
-20
4NOV11
18
2DEC
16
30
13JAN12
27
10FEB
24
9MAR
23
6APR

NDRO has performed well versus peers
and still offers a higher yield

Peers
Current Yield
as  of 4/12/12
•
PBT  7.7%
•
SBR  8.3%
•
SJT   5.7%
•
CRT  6.9%
•
HGT 6.8%
•
Avg  7.1%
NDRO’s current yield is over 9.1%

Permian Basin Location of Large Fields 9

NDRO’s ownership in giant fields creates opportunity
•
All units listed below are recognized by the DOE as potential CO
2
targets
(3)
The Permian’s mantra, “The best place to find oil is where somebody has already found it”
___________________________
Permian fields often recover in excess of 30% of OOIP with waterflood and an additional 8% of OOIP with the injection of CO2 according to the DOE.
Gross Net
Original Oil Current Net Original
in Place Recovery Revenue Oil in Place
MMBO
(1)
Factor
Interest
(2)
MMBO
(2)
North Cowden Unit 1,266 21.3% 7.6% 96.2
North Monument Grayburg Unit 580 26% 9.9% 57.4
Eunice Monument South Unit A 672 16.4% 8.1% 54.4
North Central Levelland Unit 142 39.4% 23.3% 33.1
Yates Field 4,000 30.9% 0.7% 28.0
South Foster Unit 163 27.6% 11.1% 18.1
Eunice Monument South Unit B 136 8.8% 11.7% 15.9
West Spraberry Unit 60 23.3% 19.7% 11.8
Spraberry Driver Unit 600 14.7% 0.8% 4.8
Corrigan Cowden Unit 44 40.9% 10.7% 4.7
Jo-Mill Unit 326 23.3% 1.1% 3.6
7,989 26.0% 328.1
1.
Original oil in place is not an indication of the quantity of oil that is likely to be produced, but rather an indication of the estimated size of a reservoir.
2.
Net to the Underlying Properties.
3.
Source: Department of Energy. 2006. “Basin Oriented Strategies for CO2 Enhanced Oil Recovery: Permian Basin”.

Field Proved
Developed
Upside
Locations
Elm Grove 14 91
Kingston 34 6
Total 48 97
Enduro has plenty of drilling locations in North
Louisiana – to be drilled when prices increase
Haynesville Shale
Field Proved
Developed
Upside
Locations
Elm Grove 7 15
Lower Cotton Valley

ENDURO
ROYALTY TRUST

12W
Elm Grove
30
29
17N 11W
JW
QEP
QEP
36
31
32
1.35/1.10
9.50/7.15
8.58/6.44
PH
PH
PH
2
1
6
2012 Haynesville PUDS
PDNP
3
35.89/27.28
31.81/24.13
30.84/23.04
JW
PH
QEP
10
11
12
7
11.14/8.82
34.75/26.87
16.48/12.53
CHK
16N 12W
15
PH
PH
PH
16
14
13
18
16N 11W
10.12/8.10
.59/.47
9.98/7.55
38.98/28.48
PH
24
19
5.9/4.96
0
3,986
FEET

Elm Grove Field Haynesville Shale Locations Red Dashed - Locations Red Solid - PUD Black Solid - Producing Green Solid - PDNP 12

ENDURO
ROYALTY TRUST

12W
Elm Grove
30
17N 11W
29
28
36
31
32
33
34
35
No Haynesville rights
LCV PUDS
3
2
1
6
10
11
12
7
16N
12 W
16
15
14
13
18
16N 11W
22
23
24
19
PH
0
4,773
FEET

Elm Grove Field Lower Cotton Valley Locations Red Dashed - Locations Red Solid - PUD Black Solid - Producing Green Solid - PDNP 13

Opportunity to increase reserves
•
Permian Basin has enough unrisked upside to more
than double the reserves in the entire trust
–
Waterflood potential: 6 million BOE
–
CO2 potential: 26 million BOE
•
North Louisiana has a large amount of unrisked
potential:  46 million BOE of upside potential
•
These projects are occurring on our assets right now
•
Higher investment in the Permian Basin has more than
offset the lower capital in our gas properties
•
More opportunity and a higher yield should lead to
superior price performance compared to our peers